UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2005

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Witmer Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2005, Neose Technologies, Inc. (the "Company") and BioGeneriX AG ("BioGeneriX"), a company of the ratiopharm Group, entered into a Research, License and Option Agreement (the "License Agreement"). BioGeneriX entered into the License Agreement upon exercise of the option granted to it by the Company under the Supply and Option Agreement between the Company and BioGeneriX dated January 28, 2005. In connection with the exercise of the option and entry into the License Agreement, the Company will receive a non-refundable payment from BioGeneriX.

Under the License Agreement, the Company is entitled to receive research payments for the next 12 months, and potentially milestone payments of up to $61,500,000 as well as royalties on product sales. The License Agreement provides that the Company will conduct research on behalf of BioGeneriX for approximately 12 months and grants to BioGeneriX the right to obtain an exclusive, worldwide license, upon specified terms, to use the Company’s enzymatic technologies to develop and commercialize a long-acting version of the undisclosed therapeutic protein that is the target of the research. If BioGeneriX exercises its right to obtain to this license, BioGeneriX will be responsible for the further development and commercialization of the target protein. In addition, if requested by BioGeneriX, the Company will provide, and be fully reimbursed for, any required technical assistance. The Company will also be entitled, upon request, to supplies of some process reagents from BioGeneriX.

The Company is also collaborating with BioGeneriX on the development and commercialization of a long-acting granulocyte colony stimulating factor under a separate agreement (the "G-CSF Agreement"), which was described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

The Company does not have any material relationship with BioGeneriX or the ratiopharm Group or their respective affiliates other than as set forth in the License Agreement and the G-CSF Agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated April 28, 2005

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section entitled “Factors Affecting the Company’s Prospects” in our Annual Report on Form 10-K for the year ended December 31, 2004 and discussions of potential risks and uncertainties in Neose’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

April 28, 2005	By:	C. Boyd Clarke

Name: C. Boyd Clarke
Title: President, Chief Executive Officer and Chairman

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 28, 2005